Exhibit 10.1

                     [LETTERHEAD OF ARIZONA PUBLIC SERVICE]

                                December 1, 1999


Docket Control
Arizona Corporation Commission
1200 West Washington
Phoenix, Arizona 85007

     Re:  APS Settlement Proceeding
          ACC Docket Nos. E-01345A-98-0473, E-01345A-97-0773, RE-00000C-94-0165

Dear Sir or Madam:

     Pursuant to the Opinion and Order, Decision No. 61973 in the above referenced Dockets, Arizona Public Service is filing an Addendum to the Settlement Agreement incorporating the modifications required by that Decision. This Addendum has been reviewed and executed by all signatories to the original APS Settlement Agreement.

     If you have any questions regarding this filing, please contact me at
(602)250-2310.

                                        Sincerely,

                                        Jana Van Ness

                                        Jana Van Ness
                                        Manager
                                        State Regulations

Attachment

Cc:  Docket Control (18 copies plus original)
     Parties of Record

                        ADDENDUM TO SETTLEMENT AGREEMENT

     This Addendum is to the Settlement Agreement dated May 14, 1999 (hereafter "Agreement") between Arizona Public Service Company ("APS" or "Company") and the various signatories to the Agreement (collectively with APS, the "Parties"). By signing this Addendum to Settlement Agreement ("Addendum"), the Parties intend to revise certain provisions of the Agreement as directed by the Arizona Corporation Commission ("Commission") in Decision No. 61973 (October 6, 1999) ("Decision"). The Decision adopted and approved the Agreement subject to certain modifications.

                                       I.
                            INTRODUCTION AND RECITALS

     1. On May 14, 1999, the Parties entered into the Agreement;

     2. On May 17, 1999, APS filed with the Commission a Notice of Filing Application for Approval of Settlement Agreement and Request for Procedural Order.

     3. Commencing on July 14, 1999, and pursuant to a Procedural Order issued by the Hearing Division of the Commission, a full public evidentiary hearing on the Agreement was conducted.

     4. On October 6, 1999, the Commission issued its Decision No. 61973 adopting and approving the Agreement as modified in the Decision.

     5. The Parties now wish to enter into this Addendum to revise the Agreement as directed in the Decision.

                                       II.
                               ADDENDUM AGREEMENT

     1. METERING, METER READING, AND BILLING CREDITS

          A. The Company's revised unbundled rates and charges reflecting the metering, meter reading, and billing credits required by the Decision are attached hereto as Revised Exhibit A.

          B. The revised unbundled rates and charges in Revised Exhibit A to this Addendum are substituted for the corresponding tariffs in Exhibit A to the Agreement.

          C. Schedules A through C of Exhibit A to the Agreement are not affected by this Addendum and were adopted and approved by the Commission in the Decision as originally proposed in the Agreement.

     2. ADVANCED NOTICE FOR LARGE CUSTOMERS. Section 2.3 of the Agreement is replaced with and superceded by the following provision:

          2.3. Customers greater than 3 MW who choose a direct access supplier must either (a) give APS one year's advance notice before being eligible to return to Standard Offer service, or (b) pay APS for all additional costs incurred as a result of the customer returning to Standard Offer service without providing APS at least one year's advance notice.

     3. DEFERRAL OF TRANSFER COSTS. Section 2.6(3) of the Agreement is replaced with and superceded by the following provision:

          (3) compliance with the Electric Competition Rules or Commission-ordered programs or directives related to the implementation of the Electric Competition Rules, as they may be amended from time to time, which costs shall be recovered from all customers receiving services from APS, provided however, that no more than sixty-seven percent (67%) of the costs to transfer generation assets to an affiliate or affiliates shall be allowed to be deferred for future collection under this provision; and

     4. RATE MATTERS. Section 2.8 of the Agreement is replaced with and superceded by the following provision:

          2.8. Neither the Commission nor APS shall be prevented from seeking or authorizing a change in unbundled or Standard Offer rates prior to July 1, 2004, in the event of (a) conditions or circumstances which constitute an emergency, such as an inability to finance on reasonable terms, or (b) material changes in APS' cost of service for Commission-regulated services resulting from federal, tribal, state or local laws, regulatory requirements, judicial decisions, actions or orders. Except for the changes otherwise specifically contemplated by this Agreement, unbundled and Standard Offer rates shall remain unchanged until at least July 1, 2004.

     5. GENERATION AFFILIATE. Section 4.1 of the Agreement is replaced with and superceded by the following provisions:

          4.1. Affiliates.

          (1) The Commission will approve the formation of an affiliate or affiliates of APS to acquire at book value the competitive services and assets as currently required by the Electric Competition Rules. In order to facilitate the separation of such assets efficiently and at the lowest possible cost, the Commission shall grant APS a two-year extension of time until December 31, 2002, to accomplish such separation. A similar two-year extension shall be authorized for compliance with A.A.C. R14-2-1606(B).

          (2) The affiliate or affiliates formed under this Section 4.1 shall be direct subsidiaries of Pinnacle West Capital Corporation, and not APS.

          (3) After the extensions granted in this Section 4.1 have expired, APS shall procure generation for Standard Offer customers from the competitive market as provided for in the Electric Competition Rules. An affiliated generation company formed pursuant to this Section 4.1 may competitively bid for APS' Standard Offer load, but enjoys no automatic privilege outside of the market bid on account of its affiliation with APS.

     6. STATUTORY WAIVERS. Section 4.3 of the Agreement is deleted in its entirety.

     7. WAIVERS OF AFFILIATE INTEREST RULES. The Revised Exhibit D to this Addendum setting forth the Affiliate Rules Waivers is substituted for the corresponding Exhibit D to the Agreement so that the proposed waiver of R14-2-804(A) in the Agreement is deleted.

     8. CONFLICTS WITH ELECTRIC COMPETITION RULES. In reliance upon the Commission's directive in Decision No. 61973 (page 9) that "We want to make it clear that the Commission does not intend to revisit the stranded cost portion of the Agreement. It is also not the Commission's intent to undermine the benefits that parties have bargained for," Section 7.1 is replaced with and superseded by the following provision:

          7.1. Approval of this Agreement by the Commission shall constitute a waiver of any existing Commission order, rule or regulation to the extent necessary to permit performance of the Agreement, as approved by the Commission. Any future Commission order, rule or regulation shall be construed and administered, insofar as possible, in a manner so as not to conflict with the specific provisions of this Agreement, as approved by the Commission. In the event any of the Parties deems a future Commission order, rule or regulation to be inconsistent with the specific provisions of this Agreement, a waiver of the new Commission order, rule or regulation shall be sought.

               Nothing in this Agreement is intended to otherwise interfere with the Commission's ability to exercise its regulatory authority by the issuance of orders, rules or regulations. The requirements of this Agreement shall be performed in accordance with the Commission's Electric Competition Rules including any specific waivers granted by the Commission's order approving this Agreement, except where a specific provision of this Agreement would excuse compliance.

     9. INTERIM CODE OF CONDUCT. Section 7.7 of the Agreement is replaced with and superceded by the following provision:

          7.7. Within thirty (30) days of the date of the Commission decision approving this Agreement pursuant to Section 6.1, APS shall file an initial proposed Code of Conduct to address inter-affiliate relationships involving APS as a utility distribution company as required by the Electric Competition Rules and which includes provisions to govern the supply of generation during the two-year extension provided for by Section 4.1 of this Agreement. Interested parties may provide APS with comments on the initial proposed Code of Conduct within sixty (60) days of the date of the Commission decision approving this Agreement. APS will file a final proposed Code of Conduct for Commission approval within ninety (90) days of the date of the Commission decision approving this Agreement. Until the Commission approves a Code of Conduct for APS, APS will voluntarily comply with the initial proposed Code of Conduct or, once filed, the final proposed Code of Conduct.

     10. Effect of Addendum. Other than as specifically modified by this Addendum, all provisions of the Agreement remain in full force and effect.

AGREED TO AS OF NOVEMBER 24, 1999:

RESIDENTIAL UTILITY                     ARIZONA PUBLIC SERVICE COMPANY
CONSUMER OFFICE


By Barbara Wytaske                      By Jack Davis
   -------------------------------         --------------------------------
Title Acting Director                   Title President Delivery & Sales
      ----------------------------            -----------------------------


ARIZONA COMMUNITY ACTION                (Party)
ASSOCIATION


By Betty Pruitt                         By
   -------------------------------         --------------------------------
Title Acting Executive Director         Title
      ----------------------------            -----------------------------

ARIZONANS FOR ELECTRIC CHOICE           (Party)
AND COMPETITION, a coalition of
companies and associations in support
of competition that includes Cable
Systems International, BHP Copper,      By
Motorola, Chemical Lime, Intel,            --------------------------------
Hughes, Honeywell, Allied Signal,       Title
Cyprus Climax Metals, Asarco, Phelps          -----------------------------
Dodge, Homebuilders of Central Arizona,
Arizona Mining Industry Gets Our
Support, Arizona Food Marketing
Alliance, Arizona Association of
Industries, Arizona Multi-housing
Association, Arizona Rock Products      (Party)
Association, Arizona Restaurant
Association, Arizona Retailers
Association, Boeing, Arizona School
Board Association, National Federation  By
of Independent Business, Arizona           --------------------------------
Hospital Association, Lockheed Martin,
Abbot Labs and Raytheon.                Title
                                              -----------------------------
By Stan Barnes
   -------------------------------
Title President
      ----------------------------

                                     Revised
                                    EXHIBIT D
                             Affiliate Rules Waivers

R14-2-801(5) and R14-2-803, such that the term "reorganization" does not include, and no Commission approval is required for, corporate restructuring that does not directly involve the utility distribution company ("UDC") in the holding company. For example, the holding company may reorganize, form, buy or sell non-UDC affiliates, acquire or divest interests in non-UDC affiliates, etc., without Commission approval.

R14-2-805(A) shall apply only to the UDC

R14-2-805(A)(2)

R14-2-805(A)(6)

R14-2-805(A)(9), (10), and (11)

                      RECISION OF PRIOR COMMISSION ORDERS

Section X.C of the "Cogeneration and Small Power Production Policy" attached to Decision No. 52345 (July 27, 1981) regarding reporting requirements for cogeneration information.

Decision No. 55118 (July 24, 1986) - Page 15, Lines 5-1/2 through 13-1/2;
Finding of Fact No. 24 relating to reporting requirements under the abolished PPFAC.

Decision No. 55818 (December 14, 1987) in its entirety. This decision related to APS Schedule 9 (Industrial Development Rate) which was terminated by the Commission in Decision No. 59329 (October 11, 1995).

9th and 10th Ordering Paragraphs of Decision No. 56450 (April 13, 1989) regarding reporting requirements under the abolished PPFAC.

                                                                          DA-GS1

                             ELECTRIC DELIVERY RATES

ARIZONA PUBLIC SERVICE COMPANY                     A.C.C. No. 5351
Phoenix, Arizona                                   Tariff or Schedule No. DA-GS1
Filed by:  Alan Propper                            Original Tariff
Title:  Director, Pricing and Regulation           Effective: October 1, 1999

                                  DIRECT ACCESS
                                 GENERAL SERVICE

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company at all points where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable to customers receiving electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. This rate schedule is applicable to all electric service required when such service is supplied at one point of delivery and measured through one meter. For those customers whose electricity is delivered through more than one meter, service for each meter shall be computed separately under this rate unless conditions in accordance with the Company's Schedule #4 (Totalized Metering of Multiple Service Entrance Sections At a Single Premise for Standard Offer and Direct Access Service) are met. For those service locations where electric service has historically been measured through two meters, when one of the meters was installed pursuant to a water heating rate schedule no longer in effect, the electric service measured by such meters shall be combined for billing purposes.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10).

     This rate schedule is not applicable to residential service, resale service or direct access service which qualifies for Rate Schedule DA-GS10.

TYPE OF SERVICE

     Service shall be single or three phase, 60 Hertz, at one standard voltage as may be selected by customer subject to availability at the customer's premise. Three phase service is furnished under the Company's Conditions Governing Extensions of Electric Distribution Lines and Services (Schedule #3). Transformation equipment is included in cost of extension. Three phase service is not furnished for motors of an individual rated capacity of less than 7-1/2 HP, except for existing facilities or where total aggregate HP of all connected three phase motors exceed 12 HP. Three phase service is required for motors of an individual rated capacity of more than 7-1/2 HP.

METERING REQUIREMENTS

     All customers shall comply with the terms and conditions for load profiling or hourly metering specified in the Company's Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

     June - October Billing Cycles (Summer):

                                  Basic                             Competitive
                                 Delivery                 System     Transition
                                 Service   Distribution  Benefits      Charge
                                 -------   ------------  --------      ------
               $/month            $12.50

               Per kW over 5                $0.721

               Per kWh for the
               first 2,500 kWh              $0.04255

               Per kWh for the
               next 100 kWh
               per kW over 5                $0.04255

               Per kWh for the
               next 42,000 kWh              $0.02901

               Per kWh for all
               additional kWh               $0.01811

               Per all kWh                               $0.00115

               Per all kW                                              $2.43

                          (CONTINUED ON REVERSE SIDE)

                                                                 DA-GS1
                                                                 A.C.C. No. 5351
                                                                 Page 2 of 3

     A. RATE (continued)

         November - May Billing Cycles (Winter):

                                  Basic                            Competitive
                                 Delivery                 System   Transition
                                 Service   Distribution  Benefits    Charge
                                 -------   ------------  --------    ------
               $/month            $12.50

               Per kW over 5                $0.652

               Per kWh for the
               first 2,500 kWh              $0.03827

               Per kWh for the
               next 100 kWh
               per kW over 5                $0.03827

               Per kWh for the              $0.02600
               next 42,000 kWh

               Per kWh for all              $0.01614
               additional  kWh

               Per all kWh                               $0.00115

               Per all kW                                             $2.43


                     PRIMARY AND TRANSMISSION LEVEL SERVICE:

     1. For customers served at primary voltage (12.5kV to below 69kV), the Distribution charge will be discounted by 11.6%.

     2. For customers served at transmission voltage (69kV or higher), the Distribution charge will be discounted 52.6%.

     3. Pursuant to A.A.C. R14-2-1612.K.11, the Company shall retain ownership of Current Transformers (CT's) and Potential Transformers (PT's) for those customers taking service at voltage levels of more than 25kV. For customers whose metering services are provided by an ESP, a monthly facilities charge will be billed, in addition to all other applicable charges shown above, as determined in the service contract based upon the Company's cost of CT and PT ownership, maintenance and operation.

                               DETERMINATION OF KW

The kW used for billing purposes shall be the average kW supplied during the 15-minute period of maximum use during the month, as determined from readings of the delivery meter.

     B. MINIMUM

     $12.50 plus $1.74 for each kW in excess of five of either the highest kW established during the 12 months ending with the current month or the minimum kW specified in the agreement for service, whichever is the greater.

                                   ADJUSTMENTS

     1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                      Meter             $7.62 per month
                      Meter Reading     $1.69 per month
                      Billing           $1.33 per month

     2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

         SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customers served under this rate schedule are responsible for acquiring their own generation and any other required competitively supplied services from an ESP or under the Company's Open Access Transmission Tariff. The Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

                             (CONTINUED ON PAGE 3)

ON-SITE GENERATION TERMS AND CONDITIONS

     Customers served under this rate schedule who have on-site generation connected to the Company's electrical delivery grid shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

CONTRACT PERIOD

  0 - 1,999 kW:         As provided in Company's standard agreement for service.
  2,000 kW and above:   Three (3) years, or longer, at Company's option for
                        initial period when construction is required. One (1) year, or longer, at Company's option when construction is not required.

TERMS AND CONDITIONS

     This rate schedule is subject to Company's Terms and Conditions for Standard Offer and Direct Access Service (Schedule #1) and the Company's Schedule #10. These Schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                           DA-R1

                             ELECTRIC DELIVERY RATES


ARIZONA PUBLIC SERVICE COMPANY                      A.C.C. No. 5350
Phoenix, Arizona                                    Tariff or Schedule No. DA-R1
Filed by:  Alan Propper                             Original Tariff
Title: Director, Pricing and Regulation             Effective: October 1, 1999

                                  DIRECT ACCESS
                               RESIDENTIAL SERVICE

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company and where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable to customers receiving electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. This rate schedule is applicable only to electric delivery required for residential purposes in individual private dwellings and in individually metered apartments when such service is supplied at one point of delivery and measured through one meter. For those dwellings and apartments where electric service has historically been measured through two meters, when one of the meters was installed pursuant to a water heating or space heating rate schedule no longer in effect, the electric service measured by such meters shall be combined for billing purposes.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10.)

TYPE OF SERVICE

     Service shall be single phase, 60 Hertz, at one standard voltage (120/240 or 120/208 as may be selected by customer subject to availability at the customer's premise). Three phase service is furnished under the Company's Conditions Governing Extensions of Electric Distribution Lines and Services (Schedule #3). Transformation equipment is included in cost of extension. Three phase service is required for motors of an individual rated capacity of 7-1/2 HP or more.

METERING REQUIREMENTS

     All customers shall comply with the terms and conditions for load profiling or hourly metering specified in Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

          May - October Billing Cycles (Summer):

                               Basic                            Competitive
                             Delivery                 System    Transition
                              Service   Distribution  Benefits    Charge
                              -------   ------------  --------    ------
               $/month        $10.00

               All kWh                   $0.04158     $0.00115   $0.00930


          November - April Billing Cycles (Winter):

                               Basic                            Competitive
                             Delivery                 System    Transition
                              Service   Distribution  Benefits    Charge
                              -------   ------------  --------    ------
               $/month        $10.00

               All kWh                   $0.03518     $0.00115   $0.00930



     B. MINIMUM $ 10.00 per month

                           (CONTINUED ON REVERSE SIDE)

                                                                 DA-R1
                                                                 A.C.C. No. XXXX
                                                                 Page 2 of 2

     ADJUSTMENTS

          1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                  Meter             $4.00 per month
                  Meter Reading     $1.69 per month
                  Billing           $1.33 per month

          2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customers served under this rate schedule are responsible for acquiring their own generation and any other required competitively supplied services from an ESP. The Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

ON-SITE GENERATION TERMS AND CONDITIONS

     Customers served under this rate schedule who have on-site generation connected to the Company's electrical delivery grid shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

TERMS AND CONDITIONS

     This rate schedule is subject to the Company's Terms and Conditions for Standard Offer and Direct Access Services (Schedule #1) and Schedule #10. These schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                         DA-GS10

                             ELECTRIC DELIVERY RATES


ARIZONA PUBLIC SERVICE COMPANY                    A.C.C. No. 5352
Phoenix, Arizona                                  Tariff or Schedule No. DA-GS10
Filed by:  Alan Propper                           Original Tariff
Title: Director, Pricing and Regulation           Effective: October 1, 1999

                                  DIRECT ACCESS
                           EXTRA LARGE GENERAL SERVICE

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company at all points where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable to customers receiving electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. This rate schedule is applicable only to customers whose monthly maximum demand is 3,000 kW or more for three (3) consecutive months in any continuous twelve (12) month period ending with the current month. Service must be supplied at one point of delivery and measured through one meter unless otherwise specified by individual customer contract. For those customers whose electricity is delivered through more than one meter, service for each meter shall be computed separately under this rate unless conditions in accordance with the Company's Schedule #4 (Totalized Metering of Multiple Service Entrance Sections At a Single Premise for Standard Offer and Direct Access Service) are met.

     This rate schedule is not applicable to resale service.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10).

TYPE OF SERVICE

     Service shall be three phase, 60 Hertz, at Company's standard voltages that are available within the vicinity of customer's premise.

METERING REQUIREMENTS

     All customers shall comply with the terms and conditions for hourly metering specified in Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

                                 Basic                             Competitive
                               Delivery                  System    Transition
                                Service   Distribution  Benefits     Charge
                                -------   ------------  --------     ------
                  $/month      $2,430.00

                  per kW                   $3.53                      $2.82

                  per kWh                  $0.00999     $0.00115


          PRIMARY AND TRANSMISSION LEVEL SERVICE:

          1. For customers served at primary voltage (12.5kV to below 69kV), the Distribution charge will be discounted by 4.8%.

          2. For customers served at transmission voltage (69kV or higher), the Distribution charge will be discounted 36.7%.

          3. Pursuant to A.A.C. R14-2-1612.K.11, the Company shall retain ownership of Current Transformers (CT's) and Potential Transformers (PT's) for those customers taking service at voltage levels of more than 25 kV. For customers whose metering services are provided by an ESP, a monthly facilities charge will be billed, in addition to all other applicable charges shown above, as determined in the service contract based upon the Company's cost of CT and PT ownership, maintenance and operation.

          DETERMINATION OF KW

          The kW used for billing purposes shall be the greater of:

          1. The kW used for billing purposes shall be the average kW supplied during the 15-minute period (or other period as specified by individual customer's contract) of maximum use during the month, as determined from readings of the delivery meter.

          2. The minimum kW specified in the agreement for service or individual customer contract.

                           (CONTINUED ON REVERSE SIDE)

                                                                 DA-GS10
                                                                 A.C.C. No. XXXX
                                                                 Page 2 of 2



     B. MINIMUM

          $2,430.00 per month plus $1.74 per kW per month.

         ADJUSTMENTS

          1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                      Meter             $154.15 per month
                      Meter Reading     $  1.69 per month
                      Billing           $  1.33 per month

          2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customers served under this rate schedule are responsible for acquiring their own generation and any other required competitively supplied services from an ESP. T he Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

ON-SITE GENERATION TERMS AND CONDITIONS

     Customers served under this rate schedule who have on-site generation connected to the Company's electrical delivery grid shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

CONTRACT PERIOD

          For service locations in:

          a) Isolated Areas: Ten (10) years, or longer, at Company's option, with standard seven (7) year termination period.

          b)   Other Areas: Three (3) years, or longer, at Company's option.


TERMS AND CONDITIONS

     This rate schedule is subject to Company's Terms and Conditions for Standard Offer and Direct Access Service (Schedule #1) and the Company's Schedule #10. These schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                         DA-GS11
                             ELECTRIC DELIVERY RATES


ARIZONA PUBLIC SERVICE COMPANY                    A.C.C. No. 5395
Phoenix, Arizona                                  Tariff or Schedule No. DA-GS11
Filed by:  Alan Propper                           Original Tariff
Title: Director, Pricing and Regulation           Effective: October 1, 1999

                                  DIRECT ACCESS
                                 RALSTON PURINA

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company at all points where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable only to Ralston Purina (Site #863970289) when it receives electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. Service must be supplied as specified by individual customer contract and the Company's Schedule #4 (Totalized Metering of Multiple Service Entrance Sections At a Single Premise for Standard Offer and Direct Access Service).

     This rate schedule is not applicable to resale service.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10).

TYPE OF SERVICE

     Service shall be three phase, 60 Hertz, at 12.5 kV.

METERING REQUIREMENTS

     Customer shall comply with the terms and conditions for hourly metering specified in Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

                                 Basic                             Competitive
                               Delivery                  System    Transition
                                Service   Distribution  Benefits     Charge
                                -------   ------------  --------     ------
                  $/month      $2,430.00

                  per kW                   $2.58                      $1.86

                  per kWh                  $0.00732     $0.00115


          DETERMINATION OF KW

          The kW used for billing purposes shall be the greater of:

          1. The kW used for billing purposes shall be the average kW supplied during the 15-minute period (or other period as specified by individual customer's contract) of maximum use during the month, as determined from readings of the delivery meter.

          2. The minimum kW specified in the agreement for service or individual customer contract.

     B. MINIMUM

          $2,430.00 per month plus $1.74 per kW per month.

          ADJUSTMENTS

          1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                      Meter             $154.15 per month
                      Meter Reading     $  1.69 per month
                      Billing           $  1.33 per month

          2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

                           (CONTINUED ON REVERSE SIDE)

                                                                 DA-GS11
                                                                 A.C.C. No. XXXX
                                                                 Page 2 of 2

SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customer is responsible for acquiring its own generation and any other required competitively supplied services from an ESP. T he Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

ON-SITE GENERATION TERMS AND CONDITIONS

     If Customer has on-site generation connected to the Company's electrical delivery grid, it shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

TERMS AND CONDITIONS

     This rate schedule is subject to Company's Terms and Conditions for Standard Offer and Direct Access Service (Schedule #1) and the Company's Schedule #10. These schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                       DA-GS12

                             ELECTRIC DELIVERY RATES


ARIZONA PUBLIC SERVICE COMPANY                    A.C.C. No. 5396
Phoenix, Arizona                                  Tariff or Schedule No. DA-GS12
Filed by:  Alan Propper                           Original Tariff
Title: Director, Pricing and Regulation           Effective: October 1, 1999

                                  DIRECT ACCESS
                                   BHP COPPER

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company at all points where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable only to BHP Copper (Site #774932285) when it receives electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. Service must be supplied as specified by individual customer contract and the Company's Schedule #4 (Totalized Metering of Multiple Service Entrance Sections At a Single Premise for Standard Offer and Direct Access Service).

     This rate schedule is not applicable to resale service.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10).

TYPE OF SERVICE

     Service shall be three phase, 60 Hertz, at 12.5 kV or higher.

METERING REQUIREMENTS

     Customer shall comply with the terms and conditions for hourly metering specified in Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

                                            Distribution
                     Basic    Distribution       at                  Competitive
                   Delivery   at Primary    Transmission    System    Transition
                    Service     Voltage       Voltage      Benefits     Charge
                    -------     -------       -------      --------     ------
        $/month    $2,430.00

        per kW                 $2.35          $1.22                      $1.54

        per kWh                $0.00665       $0.00346     $0.00115


          PRIMARY AND TRANSMISSION LEVEL SERVICE:

               Pursuant to A.A.C. R14-2-1612.K.11, the Company shall retain ownership of Current Transformers (CT's) and Potential Transformers (PT's) for those customers taking service at voltage levels of more than 25 kV. For customers whose metering services are provided by an ESP, a monthly facilities charge will be billed, in addition to all other applicable charges shown above, as determined in the service contract based upon the Company's cost of CT and PT ownership, maintenance and operation.

          DETERMINATION OF KW

          The kW used for billing purposes shall be the greater of:

          1. The kW used for billing purposes shall be the average kW supplied during the 30-minute period (or other period as specified by individual customer's contract) of maximum use during the month, as determined from readings of the delivery meter.

          2. The minimum kW specified in the agreement for service or individual customer contract.

     B. MINIMUM

          $2,430.00 per month plus $1.74 per kW per month.

                           (CONTINUED ON REVERSE SIDE)

                                                                 DA-GS12
                                                                 A.C.C. No. XXXX
                                                                 Page 2 of 2

     ADJUSTMENTS

          1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                      Meter             $154.15 per month
                      Meter Reading     $  1.69 per month
                      Billing           $  1.33 per month

          2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customer is responsible for acquiring its own generation and any other required competitively supplied services from an ESP. T he Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

ON-SITE GENERATION TERMS AND CONDITIONS

     If Customer has on-site generation connected to the Company's electrical delivery grid, it shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

TERMS AND CONDITIONS

     This rate schedule is subject to Company's Terms and Conditions for Standard Offer and Direct Access Service (Schedule #1) and the Company's Schedule #10. These schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                         DA-GS13
                             ELECTRIC DELIVERY RATES

ARIZONA PUBLIC SERVICE COMPANY                    A.C.C. No. 5397
Phoenix, Arizona                                  Tariff or Schedule No. DA-GS13
Filed by:  Alan Propper                           Original Tariff
Title: Director, Pricing and Regulation           Effective: October 1, 1999

                                  DIRECT ACCESS
                                  CYPRUS BAGDAD

AVAILABILITY

     This rate schedule is available in all certificated retail delivery service territory served by Company at all points where facilities of adequate capacity and the required phase and suitable voltage are adjacent to the premises served.

APPLICATION

     This rate schedule is applicable only to Cyprus Bagdad (Site #120932284) when it receives electric energy on a direct access basis from any certificated Electric Service Provider (ESP) as defined in A.A.C. R14-2-1603. Service must be supplied as specified by individual customer contract and the Company's Schedule #4 (Totalized Metering of Multiple Service Entrance Sections At a Single Premise for Standard Offer and Direct Access Service).

     This rate schedule is not applicable to resale service.

     This rate schedule shall become effective as defined in Company's Terms and Conditions for Direct Access (Schedule #10).

TYPE OF SERVICE

     Service shall be three phase, 60 Hertz, at 115 kV or higher.

METERING REQUIREMENTS

     Customer shall comply with the terms and conditions for hourly metering specified in Schedule #10.

MONTHLY BILL

     The monthly bill shall be the greater of the amount computed under A. or B. below, including the applicable Adjustments.

     A. RATE

                                 Basic                             Competitive
                               Delivery                  System    Transition
                                Service   Distribution  Benefits     Charge
                                -------   ------------  --------     ------
                  $/month      $2,430.00

                  per kW                   $1.05                      $1.34

                  per kWh                  $0.00298     $0.00115


          PRIMARY AND TRANSMISSION LEVEL SERVICE:

               Pursuant to A.A.C. R14-2-1612.K.11, the Company shall retain ownership of Current Transformers (CT's) and Potential Transformers (PT's) for those customers taking service at voltage levels of more than 25 kV. For customers whose metering services are provided by an ESP, a monthly facilities charge will be billed, in addition to all other applicable charges shown above, as determined in the service contract based upon the Company's cost of CT and PT ownership, maintenance and operation.

          DETERMINATION OF KW

          The kW used for billing purposes shall be the greater of:

          1. The kW used for billing purposes shall be the average kW supplied during the 30-minute period (or other period as specified by individual customer's contract) of maximum use during the month, as determined from readings of the delivery meter.

          2. The minimum kW specified in the agreement for service or individual customer contract.

     B. MINIMUM

          $2,430.00 per month plus $1.74 per kW per month, until June 30, 2004 when this minimum will no longer be applicable.

                           (CONTINUED ON REVERSE SIDE)

                                                                 DA-GS13
                                                                 A.C.C. No. XXXX
                                                                 Page 2 of 2

          ADJUSTMENTS

          1. When Metering, Meter Reading or Consolidated Billing are provided by the Customer's ESP, the monthly bill will be credited as follows:

                      Meter             $154.15 per month
                      Meter Reading     $  1.69 per month
                      Billing           $  1.33 per month

          2. The monthly bill is also subject to the applicable proportionate part of any taxes, or governmental impositions which are or may in the future be assessed on the basis of gross revenues of the Company and/or the price or revenue from the electric service sold and/or the volume of energy delivered or purchased for sale and/or sold hereunder.

SERVICES ACQUIRED FROM CERTIFICATED ELECTRIC SERVICE PROVIDERS

     Customer is responsible for acquiring its own generation and any other required competitively supplied services from an ESP. T he Company will provide and bill its transmission and ancillary services on rates approved by the Federal Energy Regulatory Commission to the Scheduling Coordinator who provides transmission service to the Customer's ESP. The Customer's ESP must submit a Direct Access Service Request pursuant to the terms and conditions in Schedule #10.

ON-SITE GENERATION TERMS AND CONDITIONS

     If Customer has on-site generation connected to the Company's electrical delivery grid, it shall enter into an Agreement for Interconnection with the Company which shall establish all pertinent details related to interconnection and other required service standards. The Customer does not have the option to sell power and energy to the Company under this tariff.

TERMS AND CONDITIONS

     This rate schedule is subject to Company's Terms and Conditions for Standard Offer and Direct Access Service (Schedule #1) and the Company's Schedule #10. These schedules have provisions that may affect customer's monthly bill.

                                                                       Exhibit A
                                                                         5/13/99
                                                                      Schedule A

                         ARIZONA PUBLIC SERVICE COMPANY

                         Competitive Transition Charges
                          By Direct Access Rate Classes


                                               Competition Transition Charges Effective January 1 of
Line                                          ---------------------------------------------------------
 #           Direct Access Rate Class          1999      2000      2001      2002      2003      2004
----         ------------------------         -------   -------   -------   -------   -------   -------
 1     Residential, DA-R1 (per kWh)           $0.0093   $0.0084   $0.0063   $0.0056   $0.0050   $0.0036
 2     Under 3 mW, DA-GS1, (per kW/mo.)       $  2.43   $  2.20   $  1.66   $  1.46   $  1.30   $  0.94
 3     3 mW and Above, DA-GS10 (per kW/mo.)   $  2.82   $  2.55   $  1.89   $  1.72   $  1.51   $  1.09
 4     BHP Copper (per kW/mo.)                $  1.54   $  1.53   $  1.06   $  0.95   $  0.83   $  0.61
 5     Cyprus Copper (per kW/mo.)             $  1.34   $  1.46   $  1.05   $  0.94   $  0.82   $  0.61
 6     Ralston Purina (per kW/mo.)            $  1.86   $  1.98   $  1.50   $  1.34   $  1.18   $  0.87

 7     Average Retail (per kWh)               $0.0067   $0.0061   $0.0054   $0.0048   $0.0043   $0.0031

Charges are based upon recovery of $350 million NPV derived from APS' Compliance Filing of 8/21/98 as adjusted to synchronize Direct Access and Standard Offer revenue decreases.

                         ARIZONA PUBLIC SERVICE COMPANY
                              Distribution Charges
                         By Direct Access Rate Classes

                                                                       Distribution Charges Effective January 1 of
Line                                                       --------------------------------------------------------------------
 #                     Direct Access Rate Class              1999        2000        2001        2002        2003       2004(a)
----                   ------------------------            --------    --------    --------    --------    --------    --------
     RESIDENTIAL, DA-R1
 1          Summer per kWh                                 $0.04158    $0.04041    $0.03934    $0.03837    $0.03748    $0.03689
 2          Winter per kWh                                 $0.03518    $0.03419    $0.03329    $0.03247    $0.03172    $0.03122

     DA-GS1 (UNDER 3 MW)
        Summer Rates
 3           per kW for all kW over 5                      $  0.721    $  0.691    $  0.663    $  0.638    $  0.615    $  0.600
 4           per kWh for the first 2,500 kWh               $0.04255    $0.04075    $0.03912    $0.03763    $0.03627    $0.03537
 5           per kWh for the next 100 kWh per kW over 5    $0.04255    $0.04075    $0.03912    $0.03763    $0.03627    $0.03537
 6           per kWh for the next 42,000 kWh               $0.02901    $0.02779    $0.02667    $0.02565    $0.02473    $0.02411
 7           per kWh for all additional kWh                $0.01811    $0.01735    $0.01665    $0.01602    $0.01544    $0.01506
        Winter Rates
 8           per kW for all kW over 5                      $  0.652    $  0.624    $  0.599     $ 0.576    $  0.555    $  0.541
 9           per kWh for the first 2,500 kWh               $0.03827    $0.03666    $0.03519    $0.03385    $0.03263    $0.03182
 10          per kWh for the next 100 kWh per kW over 5    $0.03827    $0.03666    $0.03519    $0.03385    $0.03263    $0.03182
 11          per kWh for the next 42,000 kWh               $0.02600    $0.02490    $0.02390    $0.02299    $0.02216    $0.02161
 12          per kWh for all additional kWh                $0.01614    $0.01546    $0.01484    $0.01427    $0.01376    $0.01342
        Voltage Discounts
 13         Primary Voltage                                    11.6%       12.1%       12.6%       13.1%       13.6%       13.9%
 14         Transmission Voltage                               52.6%       54.9%       57.2%       59.5%       61.7%       63.3%

     DA-GS10 (3 MW AND ABOVE)
 15         per kW                                         $   3.53    $   3.33    $   3.15    $   2.98    $   2.83    $   2.73
 16         per kWh                                        $0.00999    $0.00943    $0.00892    $0.00845    $0.00802    $0.00774
        Voltage Discounts
 17         Primary Voltage Discount                            4.8%        5.1%        5.3%        5.6%        5.9%        6.2%
 18         Transmission Voltage Discount                      36.7%       38.9%       41.1%       43.4%       45.8%       47.4%

     DA-GS11 (RALSTON PURINA)
 19         per kW                                         $   2.58    $   2.71    $   2.57    $   2.44    $   2.32    $   2.25
 20         per kWh                                        $0.00732    $0.00767    $0.00727    $0.00691    $0.00657    $0.00635

     DA-GS12 (BHP COPPER)
 21     Primary Voltage Delivery - per kW                  $   2.35    $   2.30    $   2.16    $   2.07    $   1.99    $   1.93
 22                                per kWh                 $0.00665    $0.00651    $0.00611    $0.00585    $0.00561    $0.00546
 23     Transmission Voltage Delivery - per kW             $   1.22    $   1.17    $   1.03    $   0.94    $   0.85    $   0.80
 24                                     per kWh            $0.00346    $0.00332    $0.00292    $0.00266    $0.00242    $0.00227

     DA-GS13 (CYPRUS BAGDAD)
 25         per kW                                         $   1.05    $   1.21    $   1.03    $   0.94    $   0.85    $   0.80
 26         per kWh                                        $0.00297    $0.00343    $0.00292    $0.00266    $0.00242    $0.00227

(a) Transmission voltage customers will not pay Distribution Charges after June 30, 2004

                                                                       Exhibit A
                                                                         5/14/99
                                                                      Schedule C


                         ARIZONA PUBLIC SERVICE COMPANY

                     Regulatory Asset Amortization Schedule
                              (Millions of Dollars)


                                                         1/1 - 6/30
1999        2000        2001       2002        2003       2004(1)       Total(2)
----        ----        ----       ----        ----       -------       --------
164         158         145        115          86          18            686


(1)  Amortization ends 6/30/2004
(2)  Includes the disallowance from Section 3.3